Exhibit 99.1



[Knight-Ridder, Inc. Logo]



To:      Knight Ridder Directors and Executive Officers

From:    Karen Stevenson, Chief Legal Officer

Date:    May 26, 2006

Re: IMPORTANT NOTICE CONCERNING LIMITATIONS ON YOUR TRADING IN KNIGHT RIDDER STOCK DURING 401(K) BLACKOUT PERIOD


     The purpose of this memo is to advise you about restrictions on trading in Knight Ridder common stock during the "blackout period" imposed on transactions in the Knight-Ridder, Inc. Employer Common Stock Fund (the "Company stock fund") under the Company's 401(k) plan. This blackout period, described in more detail below, is necessary for the 401(k) Plan trustees to process the exchange of Company shares held in participants' accounts for McClatchy shares and cash in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of March 12, 2006, by and between The McClatchy Company and the Company (the "Merger"). AS EXPLAINED BELOW, THE BLACKOUT PERIOD APPLIES TO TRANSACTIONS IN COMPANY SECURITIES WHETHER OR NOT YOU PARTICIPATE IN THE COMPANY'S 401(K) PLAN.

     The Sarbanes-Oxley law enacted in 2002 generally prohibits Company directors and executive officers from engaging in transactions involving Company equity securities (including options and other derivatives based on Company stock) during this blackout period. IN ADDITION, COMPANY DIRECTORS AND EXECUTIVE OFFICERS MUST OTHERWISE COMPLY WITH THE COMPANY'S INSIDER TRADING POLICY. Dispositions of equity securities of the Company in connection with the Merger, including your election of merger consideration, are exempt under Sarbanes-Oxley from the blackout period trading restrictions.

     DURATION OF BLACKOUT PERIOD. The blackout period for the 401(k) Plan is expected to begin at 4 p.m. Eastern Standard Time on June 22, 2006 and end on the date that the Merger closes, which is expected to be on or about June 27, 2006. (The blackout period will be lifted promptly if the Merger is not completed.) We will notify you of any changes that affect the dates of the blackout period. In addition, you can confirm the status of the blackout period by calling me at (408) 938-0312 or Gordon Yamate at (408) 938-0306.

     RESTRICTIONS ON 401(K) PLAN ACTIVITIES DURING BLACKOUT PERIOD. In order to process participant election instructions about the Merger, during the blackout period participants in the 401(k) Plan will be unable to (1) make exchanges into or out of the Company stock fund under the 401(k) Plan, (2) make contribution allocation changes, (3) take distributions of money invested in the Company stock fund under the 401(k) Plan, and (4) take loans of money invested in the Company common stock fund under the 401(k) Plan.


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     OTHER RESTRICTED ACTIVITIES DURING BLACKOUT PERIOD. Generally, during the blackout period, you are prohibited from directly or indirectly, purchasing, selling or otherwise transferring any equity security of the Company that you acquired in connection with your service as a director or an executive officer. "Equity securities" are defined broadly to include options and other derivatives. Covered transactions are not limited to those involving your direct ownership, but include any transaction in which you have a pecuniary interest. However, as noted above, dispositions of equity securities of the Company in connection with the Merger are excluded from the trading restrictions.

     The prohibition covers securities acquired "in connection with service as a director or employment as an executive officer." This includes, among other things, securities acquired under a compensatory plan or contract (such as under a stock option, or a restricted stock grant), as a direct or indirect inducement to employment or joining the Board of Directors, in transactions between the individual and the Company, and as director qualifying shares. Securities acquired outside of an individual's service as a director or executive officer (such as shares acquired when the person was an employee but not yet an executive officer) are not covered. However, if you hold both covered shares and non-covered shares, any shares that you sell will be presumed to come first from the covered shares unless you can identify the source of the sold shares and show that you use the same identification for all related purposes (such as tax reporting and disclosure requirements).

     EXAMPLES OF TRANSACTIONS PROHIBITED DURING BLACKOUT PERIOD. Subject to very limited exceptions, you may not engage in the following transactions during the blackout period:

>> Exercising stock options granted to you in connection with your service as a director or executive officer

>>   Selling Company stock that you acquired by exercising options

>> Selling Company stock that you originally received as a restricted stock grant

     CONSEQUENCES OF VIOLATING THESE RULES. If you engage in a transaction that violates these rules, you may be required to disgorge your profits from the transaction, and you may be subject to civil and criminal penalties.

     BECAUSE THE RULES SUMMARIZED ABOVE ARE COMPLEX, AND THE POTENTIAL CRIMINAL AND CIVIL PENALTIES ARE SEVERE, PLEASE CONTACT ME AT (408) 938-0312 OR GORDON YAMATE AT (408) 938-0306 BEFORE ENGAGING IN ANY TRANSACTION INVOLVING THE COMPANY STOCK OR DERIVATIVES BASED ON THE COMPANY STOCK (INCLUDING ANY SUCH TRANSACTION IN WHICH YOU BELIEVE YOU MAY HAVE A PECUNIARY INTEREST) DURING THE BLACKOUT PERIOD. PLEASE ALSO BEAR IN MIND THAT UNDER OUR INSIDER TRADING POLICY, THE TRADING WINDOW IS LIKELY TO REMAIN CLOSED BETWEEN NOW AND THE CLOSING OF THE MERGER.


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


IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.


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